Exhibit 99.7

Appendix

Dynegy Inc.

Table of Contents

Page Abbreviations & Conversions 2 3 Generation 6 13 Midstream 15 Valuation

Reconciliations

Dynegy Inc. 1

Abbreviations & Conversions

Liquids

BBL Barrel Gal Gallon

LPG Liquid Petroleum Gas NGL Natural Gas Liquids Bbl/d Barrel per day X Bbl/d X Barrels per day $/Bbl Dollar per Barrel Conversions 1 Bbl = 42 Gallons 1 Bbl = 6 MMBtu (6 Mcf)

Power

GW Gigawatt kW Kilowatt MW Megawatt GWh Gigawatt hour kWh Kilowatt hour MWh Megawatt hour Conversions 1 kW = 1,000 Watts 1 MW = 1,000 kW

1 GW = 1,000 MW

Numeric

M Thousand MM Million B Billion T Trillion

Natural Gas

BTU British thermal unit

MMBtu Million British thermal units Bbtu Billion British thermal units Tbtu Trillion British thermal units

X Btu/d X British thermal units per day X Btue X British thermal units equivalent

X Btue/s X British thermal units equivalent per day

Mcf Thousand cubic feet MMcf Million cubic feet Bcf Billion cubic feet

Mcf/d Thousand cubic feet per day MMcf/d Million cubic feet per day BCF/d Billion cubic feet per day

Mcfe Thousand cubic feet equivalent Mmcfe Million cubic feet equivalent Bcfe Billion cubic feet equivalent

X cfe/d X cubic feet equivalent per day $/Mcf Dollar per thousand cubic feet

Conversions 1 Mcf = 1 MMbtu

Dynegy Inc. 2

Generation

Dynegy Inc.

Dynegy Generation Facilities

Region/Facility	NERC Region	Location	Net Capacity	Primary Fuel Type	Dispatch Type
DMG					
Baldwin	MAIN (Midwest)	Baldwin, IL	1,761	Coal	Baseload
Havana					
Units 1-5	MAIN (Midwest)	Havana, IL	238	Oil	Peaking
Unit 6	MAIN (Midwest)	Havana, IL	445	Coal	Baseload
Hennepin	MAIN (Midwest)	Hennepin, IL	265	Coal	Baseload
Oglesby	MAIN (Midwest)	Oglesby, IL	54	Gas	Peaking
Stallings	MAIN (Midwest)	Stallings, IL	82	Gas	Peaking
Tilton	MAIN (Midwest)	Tilton, IL	176	Gas	Peaking
Vermilion	MAIN (Midwest)	Oakwood, IL	191	Coal/Gas/Oil	Baseload/Peaking
Wood River					
Units 1-3	MAIN (Midwest)	Alton, IL	130	Gas	Peaking
Units 4-5	MAIN (Midwest)	Alton, IL	416	Coal	Baseload
DMG COMBINED			**3,758**		
DMW					
Bluegrass	ECAR (Midwest)	Oldham, Cty, KY	495	Gas	Peaking
Foothills	ECAR (Midwest)	Louisa, KY	330	Gas	Peaking
Renaissance	ECAR (Midwest)	Carson City, MI	660	Gas	Peaking
Riverside (1)	ECAR (Midwest)	Oldham, Cty, KY	495	Gas	Peaking
Rocky Road (2)	ECAR (Midwest)	East Dundee, IL	165	Gas	Peaking
Rolling Hills	ECAR (Midwest)	Wilkesville, OH	825	Gas	Peaking
DMW COMBINED			**2,970**		
DNE					
Roseton (3)	NPCC (Northeast)	Newburgh, NY	1,210	Gas/Oil	Intermediate
Danskammer					
Units 1-2	NPCC (Northeast)	Newburgh, NY	128	Gas/Oil	Peaking
Units 3-4 (3)	NPCC (Northeast)	Newburgh, NY	370	Coal/Gas/Oil	Baseload
Independence	NPCC (Northeast)	Scriba, NY	1,042	Gas	Intermediate
DNE COMBINED			**2,750**		
DSE					
Calcasieu	SERC (Southeast)	Sulphur, LA	320	Gas	Peaking
Heard County	SERC (Southeast)	Heard Cty, GA	495	Gas	Peaking
Rockingham	SERC (Southeast)	Rockingham Cty, NC	825	Gas/Oil	Peaking
DSE COMBINED			**1,640**		

Dynegy Inc. 4

Dynegy Generation Facilities (Cont.)

DYNEGY GENERATION ASSET SUMMARY

Region/Facility	NERC Region	Location	Net Capacity	Primary Fuel Type	Dispatch Type
WEST					
West Coast Power (4)					
Cabrillo I (Encina)	WECC (West)	Carlsbad, CA	485	Gas	Intermediate
Cabrillo II	WECC (West)	San Diego, CA	101	Gas	Peaking
El Segundo	WECC (West)	El Segundo, CA	335	Gas	Intermediate
West Coast Power Combined			921		
Black Mountain (5)	WECC (West)	Las Vegas, NV	43	Gas	Baseload
WEST COMBINED			**964**		
TEXAS					
Cogen Lyondell	ERCOT (Texas)	Houston, TX	610	Gas	Baseload
TEXAS COMBINED			**610**		
TOTAL DYNEGY GENERATION			**12,692**		

Lyondell	101
Sithe	1,042
Intermediate	**1,143**
Total Assets	**12,692**
	9.0%
Kendall Duct Firing	86
Sterlington Duct Firing	90
Total Assets	**12,692**
Total Capacity	**12,868**
	#REF!

(1) DYN leases Riverside from Credit Lyonnais ($184 mm lease).
(2) DYN owns 50% of Rocky Road in a joint venture with NRG Energy. The listed capacity is DYN's share of the partnership.
(3) DYN entered into a $920 mm sale-leaseback transaction for Roseton and Danskammer 3-4. Cash lease payments extend until 2029 and include $60.4 mm in 2004-2006, $107.5 mm in 2007, $144 mm in 2008, $141.3 mm in 2009 and $95.4 mm in 2010. GAAP lease payments are $50.5 mm through 2030 and decrease until last GAAP lease payment in 2035.
(4) DYN owns 50% of West Coast Power, LLC in a joint venture with NRG Energy. The listed capacity is DYN's share of the partnership.
(5) DYN owns 50% of Black Mountain in a joint venture with CVX. We seek to sell this asset as it is considered non-strategic.

Dynegy Inc. 5

Midstream

Dynegy Inc.

Midstream Contract Portfolio Descriptions

Frac Spread

Difference between the value of natural gas liquids sold as NGLs and sold as natural gas

Percent of proceeds (POP)

Gather and process gas in exchange for a percentage of the liquids and residue gas

Percent of liquids (POL)

Gather and process gas in exchange for a percentage of the liquids

Keep Whole (KW)

Gather and process gas, keep 100% of liquids and return 100% of Btus to producer as residue gas

Wellhead purchases (WHP)

Buy gas at wellhead at index minus a fixed percentage or fixed fee

Fee Based

Gather and process gas for a fixed fee

Hybrid

Process gas and settle as either a fee or as POL depending on the economics of extracting NGLs from natural gas

Dynegy Inc. 7

Business Overview

Midstream is an Energy Business with Operations in Gas Processing and Natural Gas Liquids Processing and Marketing Segments

Two business segments

Upstream: Gas Processing

Gathering and processing of natural gas in West Texas, North Texas and the Louisiana Gulf Coast

Earnings driven by natural gas liquids prices, gas to liquids price spread (frac spread), and gas production volumes

Downstream: Liquids

Fractionation, storage and distribution of NGLs on the Gulf Coast and nationwide NGL marketing and transportation services Asset earnings are fee based, driven primarily by throughput

Marketing earnings include both fee-based and margin-based businesses with some commodity risk.

Major customers are gas producers, petrochemical companies, refiners and propane retailers

Dynegy Inc. 8

Dynegy Midstream Facilities

Gas Processing Facilities(10)	% Owned (as of 12/03)	County/Parish	State	Total Plant Capacity Gross (100%) (MMcfd)	(Gross net to Dynegy's Ownership Interest) 2003 Inlet Throughput (MMcfd)	2003 NGL Production (MMcfd)	Process Type
Operated Field Plants							
North Texas							
Chico Complex		Various	TX	165	133.8	15.9	
Shackelford	100.0	Shackelford	TX	15	13.9	1.6	Cryo
Chico	100.0	Wise	TX	150	119.9	14.3	Cryo
Permian							
Sand Hills	100.0	Crane	TX	150	114.6	12.6	Cryo
Versado Gas Processors							
Saunders	63.0	Lea	NM	70	46.4	5.8	Cryo
Eunice	63.0	Lea	NM	115	94.5	12.0	Cryo
Monument	63.0	Lea	NM	90	71.8	8.4	Cryo
Operated Straddle Plants:							
Barracuda	100.0	Cameron	LA	190	57.9	1.0	Cryo
Lowry	100.0	Cameron	LA	265	88.0	2.0	Cryo
Stingray	100.0	Cameron	LA	300	0.3	-	Ref. Abs.
Yscloskey (1)	29.7	St. Bernard	LA	1850	346.7	6.0	Ref. Abs.
Non-Operated Straddle Plants:							
Bluewater (1)	21.8	Acadia	LA	1050	73.0	2.1	Cryo
Calumet (1)	37.3	St. Mary's	LA	1200	257.4	6.6	Ref. Abs.
Iowa	9.9	Jefferson Davis	LA	500	28.9	0.6	Cryo
Patterson	17.2	St. Mary's	LA	600	3.6	0.1	Cryo
Sea Robin	0.7	Vermillion	LA	900	22.8	0.8	Cryo
Terrebone (1)	17.2	Terrebone	LA	900	31.5	2.1	Ref. Abs.
Toca (1)	11.7	St. Bernard	LA	850	75.4	1.9	Cryo/RA
Operated Equity Plants:							
VESCO (Venice)	22.9		LA	1300	140.2	6.8	Cryo/RA

(1) Dynegy ownership is adjustable and subject to annual redetermination.
Processing Plant Types: Ref. Abs. (RA) -- Refrigerated Absorption; Cryo -- Cryogenic Expander

Dynegy Inc. 9

Dynegy Midstream Facilities (Cont.)

Fractionation Facilities
The following table provides certain information concerning stand alone fractionation facilities in which Dynegy owns an interest.

SUMMARY OF DYNEGY MIDSTREAM SERVICES FRACTIONATION FACILITIES (1)

Fractionation Facilities	Percent Owned	Gross Capacity (MBbld)	2003 Net Throughput (MBbld)
Lake Charles Fractionators (Lake Charles, LA)	100	55	28.6
Cedar Bayou Fractionators (Mont Belvieu, TX)	88	215	157.0
Equity Fractionation Facilities			
Gulf Coast Fractionators (non-operated)	38.8	110	42

(1) Table does not include fractionation operations at VESCO or at other gas processing facilities.

Storage and Terminal Facilities
The following table provides information concerning storage facilities owned by the Company:

SUMMARY OF DYNEGY MIDSTREAM SERVICES STORAGE FACILITIES

Storage and Terminal Facilities	% Owned	County/Parish	State	Description	# of Wells	Capacity (MMBbl)
Hackberry Storage	100	Cameron	LA	NGL storage facility	12	16.3
Mont Belvieu Storage	100	Chambers	TX	NGL storage facility	26 (1)	85.0
Hattiesburg Storage	50	Forrest	MS	NGL storage facility	3	6.5

(1) Dynegy owns 20 wells and ChevronPhillips Chemical Company owns 6.

The following table provides information concerning terminal facilities owned by the Company:

SUMMARY OF DYNEGY MIDSTREAM SERVICES TERMINAL FACILITIES

Storage and Terminal Facilities	% Owned	County/Parish	State	Description
Mont Belvieu Terminal	100	Chambers	TX	Product terminal facility
Galena Park Terminal	100	Harris	TX	LPG import/export terminal
Calvert City Terminal	100	Marshall	KY	Propane terminal
Greenville Terminal	100	Washington	MS	Propane terminal
Hattiesburg Terminal	50	Forrest	MS	Propane terminal
Pt. Everglades Terminal	100	Broward	FL	Marine propane terminal
Tampa Terminal	100	Hillsborough	FL	Marine propane terminal
Tyler Terminal	100	Smith	TX	Propane terminal
Abilene Transport	100	Taylor	TX	Raw LPG transport terminal
Bridgeport Transport	100	Jack	TX	Raw LPG transport terminal
Gladewater Transport	100	Gregg	TX	Raw LPG transport terminal
Hammond Transport	100	Tangipahoa	LA	Transport terminal
Pt. Arthur EH Injection	100	Jefferson	TX	Ethyl Mercaptan Injection terminal
Chattanooga Terminal	100	Hamilton	TN	Propane terminal

Dynegy Inc. 10

Frac Spread

The breakeven frac spread also varies with the Btu/Mscf of gas and with market conditions of natural gas and crude (as a proxy for NGL).

Typical Louisiana Straddle Gas Plant KW “Breakeven” NGL Frac Spread

Breakeven Frac Spread

($/MMBtu)

$3.60 $3.20 $2.80 $2.40 $2.00 $1.6 0 $1.20 $0.80 $0.40 $0.00

$1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00

Natural Gas Market Price ($/MMBtu)

$50 $40 $30 $20 $10 $0

Equivalent Breakeven Crude Price

($/Bbl)

Operating Assumptions

Recovered NGL 1.00 Gal/Inlet Mcf (1 to 3) Fuel (and LUFG) 1.75% % Inlet Btu (1% to 3%) Plant Opex $0.020 $/Inlet Mcf ($0.01 to $0.06)

NGL T&F $0.040 $/Recovered NGL ($0.025 to $0.06)

Dynegy Inc. 11

Frac Spread… Continued

The breakeven frac spread also varies with the Btu/Mscf of gas and with market conditions of natural gas and crude (as a proxy for NGL).

Typical Louisiana Straddle Gas Plant KW “Breakeven” NGL Frac Spread

Breakeven Frac Spread

($/MMBtu)

$3.60 $3.20 $2.80 $2.40 $2.00 $1.60 $1.20 $0.80 $0.40 $0.00

$1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 $7.00

Natural Gas Market Price ($/MMBtu)

$50

$40

$30

$20

$10

$0

Equivalent Breakeven Crude Price

($/Bbl)

Operating Assumptions

Recovered NGL 3.00 Gal/Inlet Mcf (1 to 3) Fuel (and LUFG) 1.75% % Inlet Btu (1% to 3%) Plant Opex $0.020 $/Inlet Mcf ($0.01 to $0.06)

NGL T&F $0.040 $/Recovered NGL ($0.025 to $0.06)

Dynegy Inc. 12

Valuation

Dynegy Inc.

Valuation Assumptions – “Other”

Independence contracts primarily include the ConEd contract through 2014 discounted at 6.0% (Estimate of ConEd debt at market plus structure premium) West Coast Power book value at 12/31/04, pro forma including impairment Run rate for unallocated G&A at $87 MM discounted at 10% Tax loss carryforward discounted at 5% Net debt and remaining toll consist of 12/31/04 pro forma debt of $5.5 B, plus Independence debt of $919 MM face value, less Series C Preferred of $400 MM, less Convertible Debentures of $225 MM, less remaining toll at our estimate of fair value based on our unsecured bond yields and external valuations, less cash on hand Fully diluted shares outstanding comprised of basic shares of 378 MM plus full conversion of Series C Preferred and Convertible Debentures which were subtracted from net debt for consistency

Dynegy Inc. 14

Reconciliations

Dynegy Inc.

GAAP Reconciliation – Earnings Guidance Estimates

($ in millions)	October 28, 2004 2004 Guidance	December 8, 2004 2004 Guidance	December 8, 2004 2005 Guidance
Operating income/(loss) (1)	$370-390	$253-273	$(90-65)
Add: Depreciation and amortization expense	325	325	310
Earnings from unconsolidated investments	200	200	20
Other income and expense, net	(10)	(10)	(10)
Earnings before interest, taxes, and depreciation and amortization (EBITDA) (2)	$885-905	$768-788	$230-255
Less: Depreciation and amortization expense	(325)	(325)	(310)
Interest expense (3)	(485)	(485)	(515)
Income tax benefit (expense) from continuing operations	28	72	226-217
Income (loss) from discontinued operations, after tax	(6)	(6)	-
Net income (loss)	$97-117	$24-44	$(369-353)
Preferred stock dividends	22	22	22
Net income (loss) applicable to common	$75-95	$2-22	$(391-375)

(1) Operating income in December 8, 2004 guidance includes $117 MM pre-tax payment related to the Kendall Power Purchase Agreement which was effectively assigned for four years. The related tax benefit is included in Income tax benefit (expense). Operating loss in 2005 guidance includes a charge of $220 MM pre-tax to be recorded upon closing of the Sithe Energies Acquisition.

(2) EBITDA is a non-GAAP financial measure. EBITDA consists of Operating income (loss) plus Depreciation and amortization expense; Earnings from unconsolidated investments; and Other income and expense, net. Consolidated EBITDA can be reconciled to Net income using the following calculation: Net income (loss) less Income (loss) from discontinued operations and Income tax benefit (expense) from continuing operations, plus Interest expense and Depreciation and amortization expense. Management and some members of the investment community utilize EBITDA to measure financial performance on an ongoing basis. However, EBITDA should not be used in lieu of GAAP measures such as net income and cash flow from operations.

(3) Interest expense in 2005 guidance includes $135 MM of early retirement of debt premiums on extinguishment of debt, costs associated with the exchange of the convertible debentures and acceleration of deferred financing costs.

* Operating margin and operating deficit are non-GAAP financial measures. Operating margin or operating deficit consists of operating income (loss) plus Depreciation and amortization expense; General and administrative expense; Loss on sale of assets; and Impairment/transaction costs; less Gain on sale of assets. Management and some members of the investment community use operating margin or operating deficit to measue financial performance on an on-going basis. However, operting margin/deficit should not be used in lieu of GAAP measures such as operating income (loss).

16

GAAP Reconciliation – Cash Flow Estimates

($ in millions)	October 28, 2004 2004 Guidance	December 8, 2004 2004 Guidance	December 8, 2004 2005 Guidance
Cash Flow from Operations (1)	$80-110	$(37-7)	$183-198
Less: Capital Expenditures (2)	(310)	(310)	(389)
Add: Proceeds for Asset Sales	575	575	110
Free Cash Flow (3)	$345-375	$228-258	$(96-81)

(1) Cash flow from Operations in December 8,2004 guidance includes a $117 MM payment related to the Kendall Power Purchase Agreement which was effectively assigned for four years. Cash flow from Operations in 2005 guidance includes $42 MM payment to ANR/Middleton related to the sale of long term gas transportation contracts.

(2) Capex in 2005 guidance includes a net $110 MM cash outflow related to the Sithe Energy Acquision. Purchase price of $135 MM less working capital adjustments. Dynegy also receives $93 MM of restricted cash which is excluded from cash flow.

(3) Free cash flow is a non-GAAP financial measure. Free cash flow consists of cash flows from operations less capital expenditures, adjusted by proceeds from asset sales. We use free cash flow to measure the cash generating ability of our operating asset-based energy businesses relative to their capital expenditure obligations. Free cash flow should not be used in lieu of GAAP measures with respect to cash flows and should not be interpreted as available for discretionary expenditures, as mandatory expenditures such as debt obligations are not deducted from the measure.

Dynegy Inc. 17

Executive Management Biographies

Dynegy Inc.

Bruce Williamson

Chairman, President and Chief Executive Officer

Bruce Williamson was named Dynegy Inc.’s President and Chief Executive Officer and elected to the company’s Board of Directors in October 2002. In these roles, he is responsible for the development and execution of Dynegy’s business strategies to deliver value to all investors.

In May 2004, the Board of Directors of Dynegy elected Mr. Williamson as Chairman of the Board.

Since joining Dynegy, Mr. Williamson has directed a number of strategic, financial and governance initiatives that have resulted in significant progress in the company’s self-restructuring. He has led efforts to restructure the company around its competitively advantaged unregulated energy businesses, which include a diverse fleet of power generation facilities and a leading natural gas liquids enterprise. Mr. Williamson has overseen the sale of the company’s interests in non-core businesses, the completion of a $1.66 billion bank refinancing, the reduction of debt and other obligations by $1.6 billion, and the exit from the third-party energy marketing and trading business, resulting in the recovery $900 million that was previously posted as collateral to business counterparties. He has also led initiatives to further improve corporate governance, promote ethical business practices and enhance the transparency and completeness of Dynegy’s financial reporting.

Prior to joining Dynegy, Mr. Williamson served as President and Chief Executive Officer of Duke Energy Global Markets. In this role, he was responsible for all Duke Energy business units with global commodities and international business positions. Mr. Williamson was appointed President and Chief Executive Officer of Duke Energy International in 1997. In this position, he was responsible for strategy, business development and asset management for all international activities.

Following the Duke Power and PanEnergy Corporation merger in 1997, Mr. Williamson was Senior Vice President of Business Development and Risk Management. Prior to the merger, he served as Vice President of Finance for PanEnergy and was responsible for corporate development, corporate-wide commodity risk management and strategic oversight of corporate treasury.

Before joining PanEnergy, Mr. Williamson held positions of increasing responsibility at Royal Dutch/Shell Group, advancing over a 14-year period to Assistant Treasurer. He was responsible for corporate financial strategy, rating agency relationships, corporate-wide financial risk management, banking relationships and cash management.

Mr. Williamson earned a bachelor’s degree in finance from the University of Montana and a master’s of business administration from the University of Houston. He is active with the University of Houston, serving on the Dean’s Advisory Board for the C.T. Bauer College of Business and the Chancellor’s National Advisory Council. Mr. Williamson serves on the Board of Directors of the Greater Houston Partnership.

Dynegy Inc.

Nick Caruso

Executive Vice President and Chief Financial Officer

Nick Caruso brings more than 30 years of financial affairs management to the position of executive vice president and chief financial officer.

Caruso, who joined Dynegy in November 2002, is responsible for the company’s financial affairs, including treasury, tax, risk management, internal audit and lender and credit rating agency relationships.

Caruso was employed by Shell Oil Company from 1969 to 2001. He most recently served as the company’s vice president of finance and chief financial officer just prior to his retirement last year. He was responsible for the controllers’ organization, treasury, insurance, auditing and retirement funds, interfacing with Shell’s Board of Directors on internal controls, preparation of financial statements. Prior to being named CFO, Caruso served as controller and general auditor, responsible for internal control systems, accounting policies and procedures and the audit program.

Caruso earned a bachelor’s degree in accounting from Louisiana State University.

Dynegy Inc.

Alec Dreyer

Executive Vice President Generation

Alec Dreyer, president of generation, is responsible for all aspects the company’s generation business, which includes assets totaling more than 11,000 megawatts, 10 officers and 1,200 employees. Groups reporting to him include: commercial asset management, trading operations, engineering, operations & maintenance groups, and the environmental & safety activities for all of Dynegy. As part of the Dynegy-Illinova merger, which closed February 1, 2000, Illinova spun off its fossil-fuel generation assets into an unregulated, affiliate holding company called WESCO. Dreyer was responsible for developing and leading the affiliate’s transformation into a competitive company, which today is known as Dynegy Midwest Generation.

Prior to the close of Dynegy-Illinova merger, Dreyer was president of Illinova Generating Company, and senior vice president of Illinova Corporation and Illinois Power. Elected president of Illinova Generating Company in October 1995, his responsibilities included strategy development, business formation and operating performance of Illinova Generating Company’s principal functions: domestic and international power plant development and investment; and domestic and international power plant operating and maintenance services. As senior vice president of Non-Nuclear Generation at Illinois Power Company, Dreyer was responsible for all of Illinova’s non-nuclear generating facilities, including the wholesale energy business for Illinois Power. Dreyer joined Illinois Power Company as controller in June 1992 and was elected treasurer in 1994. Prior to joining the company, Dreyer was senior manager in the Accounting and Auditing Services division of Price Waterhouse in St. Louis.

Dreyer is a Phi Beta Kappa graduate of the University of Illinois, earning a Bachelor of Arts degree in political science, pre-law and accounting. In 1987, he earned a Master’s of Business Administration degree with distinction from Washington University in St. Louis. Dreyer is a Certified Public Accountant in Illinois and Missouri. He is a member of the Illinois Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Dynegy Inc.

Stephen Furbacher

Executive Vice President Natural Gas Liquids

As president of Dynegy Midstream Services, Limited Partnership, Stephen Furbacher has direct management responsibility for Dynegy’s natural gas liquids production, transportation, storage, trading and marketing businesses. He also directs the company’s natural gas gathering, compression, transportation, treating and liquids-extraction business.

Formerly president of Warren Petroleum Company (now a part of Dynegy Midstream Services, Limited Partnership), the natural gas liquids division of Chevron U.S.A., Inc., Furbacher joined NGC Corporation in May 1996, just prior to the merger of NGC and Chevron’s midstream businesses. In September 1996, he was promoted to his current position with Dynegy.

Furbacher began his career with Chevron in 1973 as a design engineer at the company’s refinery in Richmond, California. He held positions of increasing responsibility in operations before transferring to Chevron’s corporate headquarters in 1981 as a staff analyst. In 1983, Furbacher was named manager of Chevron’s refinery in Bakersfield, Calif.

He subsequently held a number of management positions with Chevron Chemical Company, and in 1992, was named vice president and general manager of the natural gas business unit of Chevron U.S.A. Production Company. In 1994, he was named president of Chevron’s Warren Petroleum Company.

Furbacher earned a bachelor of science degree in mechanical engineering from Valparaiso University in Indiana. He is a past president of the Gas Processors Association and is an active member of the executive committee. Additionally, he was past chairman of the Natural Gas Supply Association steering committee. Furbacher also served as board chairman of Junior Achievement (JA) Southeast Texas, continues to serve on the JA Board and is an active participant in the Houston Chapter of Habitat for Humanity.

Dynegy Inc.

Carol Graebner

Executive Vice President and General Counsel

As executive vice president and general counsel, Carol Graebner is responsible for Dynegy’s legal, regulatory and government affairs functions. In this capacity, she directs all matters regarding litigation, commercial transactions, divestitures, regulatory compliance, government policy, and employment and commercial law. Graebner also has overall responsibility for ensuring the effectiveness of the compliance and ethics programs at Dynegy. She oversees a staff of 50 attorneys and other professionals providing counsel and services to the company’s business units and departments.

Prior to joining Dynegy in March 2003, Graebner served as senior vice president and general counsel of Duke Energy International from 1998 to 2003. In this role, she was responsible for providing all legal, regulatory and government affairs services for the company’s international merchant energy business. Prior to joining Duke Energy International in November 1998, she served in various positions of increasing responsibility at Conoco Inc., advancing over a 16-year period to general counsel of Conoco Global Power, Inc. Graebner earned a bachelor’s degree in international relations from Dickinson College in Pennsylvania. She holds a law degree from the American University in Washington, D.C. and is a member of the state bars of Texas, New Mexico and Pennsylvania. Graebner serves on the Board of Directors of the Houston Division of the American Heart Association and the International Institute for Education.

Dynegy Inc.

Peter Wilt

Vice President, Investor Relations

Peter Wilt is vice president of Investor Relations. Wilt serves as a liaison between the company’s management, the investing public and the financial community, including portfolio managers and research analysts. He is also responsible for communicating Dynegy’s financial results, operational performance and business strategies to the investment community.

Wilt has more than 35 years of experience in the energy industry. He spent the last six years in senior leadership positions with Duke Energy in Europe and Latin America. Most recently, he served as executive vice president of Duke Energy International. In this capacity, he was responsible for Duke Energy’s European business. Prior to this assignment, Wilt led Duke Energy’s Latin American operations. Before joining Duke Energy, he held leadership positions in regulatory affairs, commercial operations and business development with Enron and Transco Energy.

Wilt earned a bachelor’s degree in business administration from the University of Texas at Austin.

Dynegy Inc.

Blake Young

Executive Vice President, Administration and Technology

Blake Young is executive vice president, administration and technology. Formerly president of Global Technology, he is responsible for strategic planning, information technology, financial planning, public relations, human resources and corporate shared services. Young served as president of Illinois Power from January to September 2004. In this capacity, he had overall operational and commercial responsibility for Illinois Power, a $1.5 billion electric and gas transmission and distribution company in the Midwest which was subsequently divested by Dynegy.

Prior to joining Dynegy in 1998, Young was with Campbell Soup Company where he was responsible for technology deployment across its North American Grocery Division and head of global business systems strategy.

From 1984 to 1997, Young was employed by Tenneco Energy (now El Paso Energy) where he held positions of increasing responsibility, including director of national accounts, executive assistant to the chairman and chief executive officer, and vice president and chief information officer.

Young earned a bachelors of science degree in computer science from Louisiana State University. He serves on several non-profit boards including the Houston Technology Center, LSU Ourso School of Business College, Child Advocates Inc. (Houston) and the Contemporary Arts Museum.

Dynegy Inc.